PRUCO LIFE INSURANCE COMPANY
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

Supplement dated February 1, 2016
to Prospectuses dated April 27, 2015, April 30, 2015, and February 1, 2016

This supplement should be read and retained with the prospectus for your Annuity. This supplement is intended to update certain information in the Prospectus for the variable annuity you own, and is not intended to be a prospectus or offer for any other variable annuity listed here that you do not own. If you would like another copy of the current prospectus, please call us at 1-888-PRU-2888.

 We are issuing this supplement to reflect changes to certain Portfolios of the Advanced Series Trust (“AST”).  Please check your Annuity Prospectus to determine which of the following Portfolio changes affect the Annuity that you own.

1.	Subadvisor Changes:

AST FI Pyramis® Quantitative Portfolio.  Effective immediately, the subadvisor, Pyramis Global Advisors, LLC changed its name to FIAM LLC.

AST International Growth Portfolio and AST Neuberger Berman/LSV Mid-Cap Value Portfolio.  Effective January 1, 2016, Neuberger Berman Management LLC’s rights and obligations pertaining to the investment advisory services provided by Neuberger Berman Management LLC (NBM LLC) were transferred to Neuberger Berman Fixed Income LLC (NBFI), an investment adviser and affiliate of NBM LLC.  Further, effective January 1, 2016. NBFI changed its name to Neuberger Berman Investment Advisers LLC (NBIA), and NBIA replaced NBM LLC as subadviser to the Portfolios.

AST New Discovery Asset Allocation Portfolio.  Effective February 8, 2016, this Portfolio will be replacing two subadvisors.  Affinity Investment Advisors, LLC and Boston Advisors, LLC will replace Security Investors, LLC and Vision Capital Management, Inc., respectively, as subadvisors to the Portfolio.

2.	Changes to “Underlying Mutual Fund Portfolio Annual Expenses”:

Changes to the AST New Discovery Asset Allocation Portfolio (effective February 8, 2016), changes to the AST Money Market Portfolio (effective February 16, 2016), and changes to the AST T. Rowe Price Large-Cap Growth Portfolio and the AST T. Rowe Price Asset Allocation Portfolio (effective February 1, 2016) are reflected in the table below.

The table in the Prospectus entitled “Underlying Mutual Fund Portfolio Annual Expenses” in “Summary of Contract Fees and Charges” has been amended as follows:

________________________________________________________________________________________________________
UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES

(as a percentage of the average net assets of the underlying Portfolios)

For the year ended December 31, 2014 (restated to reflect current fees)

Underlying Portfolio Advanced Series Trust	Management Fees	Other Expenses	Distribution (12b-1) Fees	Dividend Expense on Short Sales	Broker Fees and Expenses on Short Sales	Acquired Portfolio Fees & Expenses	Total Annual Portfolio Operating Expenses	Fee Waiver or Expense Reimbursement	Net Annual Fund Operating Expenses
AST New Discovery Asset Allocation Portfolio*	0.67%	0.08%	0.25%	0.00%	0.00%	0.00%	1.00%	0.01%	0.99%
AST Money Market Portfolio*	0.32%	0.03%	0.25%	0.00%	0.00%	0.00%	0.60%	0.02%	0.58%
AST T. Rowe Price Large-Cap Growth Portfolio*	0.69%	0.02%	0.25%	0.00%	0.00%	0.00%	0.96%	0.01%	0.95%
AST T. Rowe Price Asset Allocation Portfolio*	0.62%	0.02%	0.25%	0.00%	0.00%	0.00%	0.89%	0.02%	0.87%

*See notes immediately below for important information about this fund.

AST New Discovery Asset Allocation Portfolio.  The Manager has contractually agreed to waive 0.013% of its management fee through June 30, 2017.  This waiver may not be terminated prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.

AST Money Market Portfolio.  The Portfolio’s investment managers have contractually capped the Portfolio’s management fee at 0.30% of the Portfolio’s average daily net assets.  The management fee cap is permanent and may not be removed or otherwise modified.

AST T. Rowe Price Large-Cap Growth Portfolio.  The Manager has contractually agreed to waive 0.002% of its investment management fee through June 30, 2016.  In addition, the Manager has contractually agreed to waive an additional 0.008% of its investment management fee through June 30, 2017.  These waivers may not be terminated without the prior approval of the Trust’s Board of Trustees.

AST T. Rowe Price Asset Allocation Portfolio.  The Manager has contractually agreed to waive 0.022% of its investment management fee through October 31, 2016.  In addition, the Manager has contractually agreed to waive an additional 0.002% of its investment management fee through June 30, 2017.  These waivers may not be terminated without the prior approval of the Trust’s Board of Trustees.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

GENPRODSUP7